Exhibit 10.31

370,000 Shares

Transmeridian Exploration Incorporated

15% Senior Redeemable Convertible Preferred Stock

Purchase Agreement

November 28, 2006

JEFFERIES & COMPANY, INC.

520 Madison Avenue

New York, New York 10022

Ladies and Gentlemen:

Transmeridian Exploration Incorporated, a Delaware corporation (the “Company”), proposes to issue and sell to you, as the initial purchaser (the “Initial Purchaser”) 370,000 shares (the “Securities”) of its 15% senior redeemable convertible preferred stock, par value $0.0006 per share. The Securities will be in certain circumstances convertible into shares (the “Underlying Securities”) of common stock of the Company, par value $0.0006 per share (the “Common Stock”).

The Securities and the Underlying Securities will be offered without being registered under the Securities Act of 1933, as amended (together with the rules and regulations promulgated there under, the “Securities Act”), only to “qualified institutional buyers” (as defined in the Securities Act) in compliance with the exemption from registration provided by Rule 144A under the Securities Act.

The Initial Purchaser and its direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement dated as of the Closing Date (as defined below) among the Company and the Initial Purchaser (the “Registration Rights Agreement”).

In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum (including the documents incorporated by reference therein, the “Preliminary Memorandum”) and will prepare a final offering memorandum (including the documents incorporated by reference therein, the “Final Memorandum” and, together with the Preliminary Memorandum, the “Offering Memorandum”) for the information of the Initial Purchaser and for delivery to prospective purchasers of the Securities. The time when sales of Securities are first made or confirmed by the Initial Purchaser to qualified institutional buyers is referred to as the “Time of Sale,” and the Preliminary Memorandum, together with the other information referenced on Schedule I hereto, is referred to as the “Time of Sale Information.”

The Company hereby agrees with the Initial Purchaser as follows:

1. Agreements to Sell and Purchase. The Company agrees to issue and sell the Securities to the Initial Purchaser as hereinafter provided, and the Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, from the Company the Securities at a purchase price of $94.50 per share (the “Purchase Price”).

The Company acknowledges and agrees that the Initial Purchaser is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, the Initial Purchaser is not advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Initial Purchaser shall have no responsibility or liability to the Company with respect thereto. Any review by the Initial Purchaser of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Initial Purchaser and shall not be on behalf of the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Initial Purchaser with respect to any breach or alleged breach of any fiduciary or similar duty in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

2. Terms of the Offering. The Company understands that the Initial Purchaser intends (i) to offer and sell the Securities privately pursuant to Rule 144A under the Securities Act as soon after this Agreement has become effective as in the judgment of the Initial Purchaser is advisable and (ii) initially to offer and sell the Securities upon the terms set forth in the Final Memorandum.

The Company confirms that it has authorized the Initial Purchaser, subject to the restrictions set forth below, to distribute copies of the Offering Memorandum in connection with the offering of the Securities. The Initial Purchaser hereby makes to the Company the following representations, warranties and agreements:

(i) it is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act;

(ii) offers and sales of the Securities will be made only by it or its affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made; and

(iii) (A) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer to sell, the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act (“Regulation D”)) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (B) it has solicited and will solicit offers for the Securities only from, and has offered or sold and will offer, sell or deliver the Securities only to persons whom it reasonably believes to be “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act that in purchasing the Securities are deemed to have represented and agreed as provided in the Offering Memorandum.

With respect to offers and sales of the Securities to “qualified institutional buyers” within the meaning of Rule 144A, as described in clause (iii)(B) above, the Initial Purchaser hereby represents and agrees with the Company that prior to or contemporaneously with the purchase of the Securities, the Initial Purchaser will take reasonable steps to inform, and cause each of its affiliates to take reasonable steps to inform, persons acquiring Securities from the Initial Purchaser or affiliate, as the case may be, that the Securities (A) are being sold to them in reliance on Rule 144A under the Securities Act, (B) have not been and, except as described in the Offering Memorandum, will not be registered under the Securities Act, and (C) may not be offered, sold or otherwise transferred except as described in the Offering Memorandum.

3. Payment for Securities. Payment for the Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Securities for the account of the Initial Purchaser at 10:00 a.m., New York City time, on December1, 2006 or at such other time on the same or such other date, not later than December 5, 2006, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Closing Date.”

The Securities to be purchased by the Initial Purchaser hereunder will be represented by one or more definitive global certificates in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company (“DTC”) or its designated custodian. The Company will deliver the Securities on the Closing Date to Jefferies & Company, Inc., against payment by Jefferies & Company, Inc. of the purchase price therefor by wire transfer to the account of the Company of same day funds, by causing DTC to credit the Securities to the account of Jefferies & Company, Inc. at DTC.

4. Representations and Warranties. The Company represents and warrants to the Initial Purchaser that:

(a) the Preliminary Memorandum did not, as of its date, the Time of Sale Information, did not, as of the Time of Sale and, will not, as of the Closing Date, and the Final Memorandum did not, as of its date, and will not, as of the Closing Date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished to the Company in writing by the Initial Purchaser expressly for use therein;

(b) the documents incorporated by reference in the Time of Sale Information and the Final Memorandum, when they were filed with the Securities and Exchange Commission (the “Commission”), conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended and the applicable rules and regulations of the Commission thereunder (collectively the “Exchange Act”), and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Final Memorandum, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(c) the financial statements, and the related notes thereto, of the Company included or incorporated by reference in the Time of Sale Information and the Final Memorandum present fairly, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; and said financial statements have been prepared in conformity with United States generally accepted accounting principles and practices applied on a consistent basis, except as described in the notes to such financial statements; and the other financial and statistical information and any other financial data set forth in the Time of Sale Information and the Final Memorandum present fairly, in all material respects, the information purported to be shown thereby at the respective dates or for the respective periods to which they apply and, to the extent that such information is set forth in or has been derived from the financial statements and accounting books and records of the Company, have been prepared on a basis consistent with such financial statements and the books and records of the Company;

(d) none of the Company or any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Time of Sale Information any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Time of Sale Information; and, since the respective dates as of which information is given in the Time of Sale Information, there has not been any material change in the capital stock, shares or options issued pursuant to equity incentive plans or purchase plans approved by the Company’s Board of Directors and repurchases of shares or options pursuant to repurchase plans already approved by the Company’s Board of Directors, material increase in long-term debt or any material decreases in consolidated net current assets or stockholders’ equity of the Company, or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, stockholders’ equity, business condition (financial or otherwise), properties or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”), subject, with respect to a development involving a prospective material adverse change, to the knowledge of the Company’s management;

(e) The Company and each of its subsidiaries have good and indefeasible title with respect to all of their respective real property, and have good and marketable title to all of their respective properties and assets (other than real property), reflected as owned in the financial statements included in the Time of Sale Information and the Final Memorandum, subject in each case to liens in favor of holders of the Company’s debt securities or other lenders or as set forth in the Time of Sale Information and the Final Memorandum. The Company and each of its respective subsidiaries holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company and its respective subsidiaries taken as a whole. The description of the rights, licenses and agreements of the Company and its subsidiaries related to its Kazakhstan operations contained in the Time of Sale Information and the Final Memorandum accurately describes such operations rights, licenses and agreements in all material respects;

(f) the Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the corporate power and authority to own its own properties and conduct its business as described in the Time of Sale Information and the Final Memorandum, and is qualified to do business as a foreign corporation in each jurisdiction in which such qualification is required, except where failure to so qualify would not reasonably be expected to have a Material Adverse Effect. Except as set forth in the Time of Sale Information and the Final Memorandum, each subsidiary is a direct or indirect wholly-owned subsidiary of the Company. Each subsidiary is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, with the corporate power and authority to own its own properties and conduct its business as described in the Time of Sale Information and the Final Memorandum, and is qualified to do business as a foreign entity in each jurisdiction in which such qualification is required, except where failure to so qualify would not reasonably be expected to have a Material Adverse Effect;

(g) this Agreement has been duly authorized, executed and delivered by the Company;

(h) the Company had, at the date indicated in the Time of Sale Information and the Final Memorandum, a duly authorized, issued and outstanding capitalization as set forth in the Time of Sale Information and the Final Memorandum under the caption “Capitalization”; all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of any preemptive rights or other rights to subscribe for or purchase securities and conform in all material respects to the description thereof contained in the Time of Sale Information and the Final Memorandum; there are no outstanding options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock, any shares of capital stock of any subsidiary, or any such warrants, convertible securities or obligations, except as set forth in the Time of Sale Information and the Final Memorandum and except for options granted under, or contracts or commitments pursuant to, the Company’s previous or currently existing stock option and other similar officer, director or employee benefit plans; the description of the Company’s stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder set forth in the Time of Sale Information and the Final Memorandum accurately presents in all material respects all material information with respect to such plans, arrangements, options and rights; all the issued and outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable, are owned by the Company or a direct or indirect subsidiary of the Company, have been issued in compliance with applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of capital stock or other equity interests of any subsidiary of the Company;

(i) none of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System;

(j) prior to the date hereof, neither the Company nor any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities;

(k) the Securities have been duly authorized by the Company, and, when issued and delivered as provided in this Agreement will be duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company; and the Securities will conform, in all material respects, to the descriptions thereof in the Time of Sale Information and the Final Memorandum;

(l) upon issuance and delivery of the Securities in accordance with the Agreement, the Securities will be convertible at the option of the holder thereof into shares of the Underlying Securities in accordance with the terms of the Securities; the Underlying Securities reserved for issuance upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights;

(m) the Registration Rights Agreement has been duly authorized by the Company and, when duly executed and delivered by the Company, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, moratorium, reorganization and laws of general applicability relating to or affecting creditors’ rights and general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law); and except that rights to indemnification thereunder may be limited by federal or state securities laws or public policy relating thereto; and the Registration Rights Agreement will conform, in all material respects, to the description thereof in the Time of Sale Information and the Final Memorandum;

(n) except as disclosed in the Time of Sale Information and the Final Memorandum, neither the Company nor any of its respective subsidiaries is in violation or default of any provision of its certificate of incorporation, bylaws or equivalent organizational documents, or in breach of or in default with respect to any provision of any agreement, judgment, decree, order, lease, franchise, license, permit or other instrument to which it is a party or by which it or any of its properties are bound which would reasonably be expected to have a Material Adverse Effect, and there does not exist any state of facts which, with notice or lapse of time or both, would constitute an event of default on the part of the Company or any of its respective subsidiaries as defined in such documents and which would reasonably be expected to have a Material Adverse Effect;

(o) the statements set forth in the Time of Sale Information and the Final Memorandum under the captions “Description of Capital Stock” and “U.S. Federal Income Tax Considerations”, insofar as they constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present, in all material respects, the information called for with respect to such legal matters, documents or proceedings;

(p) except as disclosed in the Time of Sale Information and the Final Memorandum, neither the Company nor any of its subsidiaries has been advised, nor has reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting its business, including, without limitation, all applicable local, state and federal environmental laws and regulations, except where failure to be so in compliance would not reasonably be expected to have a Material Adverse Effect;

(q) neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D) of the Company has directly, or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the offering contemplated by the Time of Sale Information and the Final Memorandum;

(r) none of the Company, any affiliate of the Company or any person acting on its or their behalf (other than the Initial Purchaser for whom we make no representation) has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act;

(s) the Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act;

(t) the issue and sale of the Securities, the issuance by the Company of the Underlying Securities upon conversion of the Securities and the compliance by the Company with all of the provisions of the Securities, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated (A) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease, license, permit or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company pursuant to the terms or provisions thereof, except such conflict, breach or violation as would not have a Material Adverse Effect, (B) will not result in any violation of the provisions of the Certificate of Incorporation or bylaws of the Company or equivalent organizational documents of any of the Company’s subsidiaries, and (C) will not result in the violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except such violations as would not have a Material Adverse Effect; and except as disclosed in the Time of Sale Information and the Final Memorandum, no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, except for the filing and effectiveness of a registration statement by the Company with the Commission pursuant to the Securities Act and the Registration Rights Agreement, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Initial Purchaser in the manner contemplated by this Agreement, the Time of Sale Information and the Final Memorandum and except for such consents the failure to obtain would not have a Material Adverse Effect. Upon the execution and delivery of this Agreement, and assuming the valid execution thereof by the Initial Purchaser, this Agreement will constitute a valid and binding obligation of the Company enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7(a) hereof may be limited by federal or state securities laws or the public policy underlying such laws.

(u) the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Time of Sale Information and the Final Memorandum, will not be required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(v) UHY Mann Frankfort Stein & Lipp CPAs, LLP and the firm of John A. Braden & Company, P.C., who have certified the audited consolidated financial statements of the Company and its subsidiaries, are independent public accountants as required under the Securities Act and the rules and regulations of the Commission thereunder;

(w) when the Securities are issued and delivered pursuant to this Agreement, no Securities will be of the same class (within the meaning of Rule 144A under the Securities Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system;

(x) the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is eligible to register resales of the Securities and the Underlying Securities on a registration statement on Form S-3 under the Act. There exist no facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant’s consents) that reasonably would be expected to prohibit or delay the preparation and filing of a registration statement on Form S-3 that will be available to register resales of the Securities or the Underlying Securities under the Act;

(y) the Company and its subsidiaries own or possess adequate licenses or other rights to use all trademarks, service marks, trade names and know-how necessary to conduct the businesses now or proposed to be operated by them as described in the Time of Sale Information and the Final Memorandum, and neither the Company nor any of its subsidiaries has received any notice of conflict with (or knows of any such conflict with) asserted rights of others with respect to any trademarks, service marks, trade names or know-how which, if such assertion of conflict were sustained, would individually or in the aggregate have a Material Adverse Effect;

(z) the Company and its subsidiaries have all franchises, licenses, certificates and other authorizations from such federal, state or local government or governmental agencies, departments or bodies that are currently required for the operation of the business of the Company and its subsidiaries as currently conducted, except where the failure to possess currently such franchises, licenses, certificates and other authorizations would not reasonably be expected to have a Material Adverse Effect. The Company and its subsidiaries have not received any notice of proceedings relating to the revocation or modification of any such franchise, license, certificate or other authorization which, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect;

(aa) the Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, except where the failure to so file or to so pay or accrue would not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has knowledge of a tax deficiency which has been or might be asserted or threatened against it which would reasonably be expected to have a Material Adverse Effect.

(bb) except as otherwise disclosed in the Time of Sale Information and the Final Memorandum, (i) there are no legal or governmental actions, suits, proceedings, investigations or inquiries pending and (ii) to the Company’s knowledge, there are no legal or governmental actions, suits or proceedings threatened, to which the Company or any of its subsidiaries is or may be a party or of which property owned or leased by the Company or any of its subsidiaries is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; and no labor disturbance by the employees of the Company exists or, to the Company’s knowledge, is imminent which would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its respective subsidiaries is party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body which would reasonably be expected to have a Material Adverse Effect.

(cc) the Company and its subsidiaries maintain insurance of the types and in the amounts that the Company reasonably believes are adequate for their respective businesses, including, but not limited to, insurance covering commercial liability, directors’ and officers’ liability and all real and personal property owned or leased by the Company and its subsidiaries against damage and destruction, all of which insurance is in full force and effect;

(dd) neither the Company nor any of its subsidiaries has any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing, 401(k) plan or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), to which the Company or any of its subsidiaries makes or ever has made a contribution and in which any employee of the Company or any of its subsidiaries is or has ever been a participant, except for such liabilities which would not individually or in the aggregate have a Material Adverse Effect; and with respect to such plans, the Company and each of its subsidiaries are in compliance in all material respects with all applicable provisions of ERISA;

(ee) the Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles; and except as disclosed in the Time of Sale Information and the Final Memorandum, the Company’s internal control over financial reporting is effective, and the Company is not aware of any material weaknesses in its internal control over financial reporting;

(ff) since the date of the latest audited financial statements included in the Time of Sale Information, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(gg) the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial executive officer by others within those entities; and except as disclosed in the Time of Sale Information and the Final Memorandum, such disclosure controls and procedures are effective;

(hh) to the best of the Company’s knowledge, the statistical and market related data included in the Time of Sale Information and the Final Memorandum are based on or derived from sources which are reliable and accurate in all material respects;

(ii) except as otherwise disclosed in the Time of Sale Information and the Final Memorandum and except for the indemnity agreements by and between the Company and each of the officers and directors of the Company, the Company and its subsidiaries have no material contracts. Any contracts described in the Time of Sale Information and the Final Memorandum that are material to the Company and its subsidiaries are in full force and effect on the date hereof; and neither the Company nor any of its subsidiaries is, nor, to the Company’s knowledge, is any other party in breach of or in default under any of such contracts which would reasonably be expected to have a Material Adverse Effect;

(jj) the Company covenants that it will not knowingly or recklessly, and that it will use its reasonable best efforts to ensure that each director, officer, agent or employee of the Company will not knowingly or recklessly, use any part of the net proceeds from the sale of the Securities for any payments to: (a) any individual or entity listed on the Specially Designated Nationals and Blocked Persons List administered by the United States Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) and/or any other similar lists administered by OFAC pursuant to any authorizing statute, Executive Order or regulation; (b) the government of any country subject to an OFAC Sanctions Program; (c) any individual or entity included on any list of terrorists or terrorist organizations maintained by the United Nations, the European Union and or the countries in which the Company operates; or (d) any governmental official or employee, political party, official of a political party, candidate for political office, anyone else acting in an official capacity, or any agent of any such individual or entity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the FCPA (as defined below);

(kk) no transaction has occurred between or among the Company, any of its subsidiaries and their affiliates, officers or directors or any affiliate or affiliates of any such officer or director that is required to have been described under applicable securities laws in the Company’s Exchange Act filings and is not so described in such filings;

(ll) there is no transaction, arrangement or other relationship between the Company and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would reasonably be expected to have a Material Adverse Effect;

(mm) the Company is in compliance in all material respects with all requirements of the American Stock Exchange, and has not received any notice from the American Stock Exchange that the listing of the Common Stock is in any way threatened. The Company shall comply with all requirements of the American Stock Exchange with respect to the issuance of the Securities. The Company will use its reasonable best efforts to (i) permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the Private Offerings, Resales and Trading through Automated Linkages market and (ii) permit the Securities to be eligible for clearance and settlement through DTC;

(nn) the Company is not obligated to pay any brokers, finders or financial advisory fees or commissions to any underwriter, broker, agent or other representative in connection with the transactions contemplated hereby. The Company will indemnify and hold harmless the Initial Purchaser from and against any claim by any such underwriter, broker, agent or other representative alleging that the Initial Purchaser is obligated to pay any such brokers, finders or financial advisory fees or commissions in connection with the transactions contemplated hereby; and

(oo) to the best of the Company’s knowledge, neither the Company nor any director, officer, agent or employee of the Company has made, directly or indirectly, any payment or promise to pay, or gift or promise to give, or authorized such a promise or gift, of any money or anything of value, directly or indirectly, to (i) any foreign official (as such term is defined in the United States Foreign Corrupt Practices Act of 1977 (as amended, the “FCPA”)) for the purpose of influencing any official act or decision of such official or inducing him or her to use his or her influence to affect any act or decision of a governmental authority, or (ii) any foreign political party or official thereof or candidate for foreign political office for the purpose of influencing any official act or decision of such party, official or candidate or inducing such party, official or candidate to use his, her or its influence to affect any act or decision of a foreign governmental authority, in the case of both (i) and (ii) above, in order to assist the Company to obtain or retain business for, or direct business, and under circumstances which would subject the Company to liability under the FCPA or any corresponding foreign laws. To the best of the Company’s knowledge, the Company has not made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of funds or received or retained any funds in violation of any law, rule or regulation.

5. Covenants of the Company. The Company covenants and agrees with the Initial Purchaser as follows:

(a) the Company will deliver to the Initial Purchaser as many copies of the Preliminary Memorandum and the Final Memorandum (including all amendments and supplements thereto) as the Initial Purchaser may reasonably request;

(b) before distributing any amendment or supplement to the Time of Sale Information or the Final Memorandum, the Company will furnish to the Initial Purchaser a copy of the proposed amendment or supplement for review and not distribute any such proposed amendment or supplement to which the Initial Purchaser may reasonably disapprove after reasonable notice thereof;

(c) if, at any time prior to the completion of the initial placement of the Securities by the Initial Purchaser, any event shall occur as a result of which it is necessary in the opinion of the Initial Purchaser to amend or supplement the Time of Sale Information or the Final Memorandum in order that the Time of Sale Information or the Final Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Time of Sale Information or the Final Memorandum is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Time of Sale Information or the Final Memorandum to comply with applicable law, the Company will forthwith prepare and furnish, at the expense of the Company, to the Initial Purchaser and to the dealers (whose names and addresses the Initial Purchaser will furnish to the Company) to which Securities may have been sold by the Initial Purchaser on behalf of the Initial Purchaser and to any other dealers upon request, such amendments or supplements to the Time of Sale Information or the Final Memorandum as may be necessary to correct such untrue statement or omission or so that the statements in the Time of Sale Information or the Final Memorandum as so amended or supplemented will comply with applicable law;

(d) the Company will endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities and to pay all fees and expenses (including fees and disbursements of counsel to the Initial Purchaser) reasonably incurred in connection with such qualification and in connection with the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as the Initial Purchaser may designate; provided, however, that the Company shall not be required to file a general consent to service of process in any jurisdiction or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified;

(e) without the prior written consent of the Initial Purchaser, the Company will not, during the period ending 90 days after the date of the Final Memorandum (the “Lock-up Period”), (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock or (iii) file with the Commission a registration statement under the Securities Act relating to any additional shares of Common Stock or securities convertible into, or exchangeable for, any shares of Common Stock, or publicly disclose the intention to effect any transaction described in clause (i), (ii) or (iii), whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that the foregoing shall not apply to (A) the sale of the Securities under this Agreement or the issuance of the Underlying Securities, (B) the grant by the Company of employee or director stock options, restricted stock awards or restricted stock unit awards in the ordinary course of business, the issuance by the Company of any shares of Common Stock of the Company upon the exercise of an option or upon the sale by the Company of shares of Common Stock pursuant to the Company’s employee stock purchase plan, (C) any transfer of shares of Common Stock pursuant to the Company’s 401(k) plan, if any, (D) the filing by the Company of any registration statement with the Commission on Form S-8 relating to the offering of securities pursuant to the terms of the Company’s existing incentive plan or employee stock purchase plan, (E) the conversion or exercise of a security outstanding on the date hereof and (F) filing of any registration statement in respect of the Securities and the Underlying Securities;

(f) the Company will use the net proceeds received by the Company from the sale of the Securities pursuant to this Agreement in the manner specified in the Time of Sale Information and the Final Memorandum under the caption “Use of Proceeds”;

(g) during the period from the Closing Date until two years after the Closing Date, without the prior written consent of the Initial Purchaser, the Company will not, and will not permit any of its “affiliates” (as defined in Rule 144 under the Securities Act) to, resell any of the Securities or Underlying Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them;

(h) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all fees, costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, (ii) incident to the preparation, printing and distribution of the Time of Sale Information and the Final Memorandum (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Initial Purchaser may designate (including reasonable fees of counsel for the Initial Purchaser and their disbursements), (iv) in connection with the admission for trading of the Securities on any securities exchange or inter-dealer quotation system (as well as in connection with the admission of the Securities for trading in the Private Offerings, Resales and Trading through Automatic Linkages (“PORTAL”) system of the

National Association of Securities Dealers, Inc. or any appropriate market system), (v) related to any filing with the National Association of Securities Dealers, Inc., (vi) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement and the furnishing to Initial Purchaser of copies of the Preliminary Memorandum and the Final Memorandum, including mailing and shipping, as herein provided, (vii) in connection with the listing of the Underlying Securities on the American Stock Exchange, (viii) any expenses incurred by the Company in connection with a “road show” presentation to potential investors, (ix) reasonable legal fees and other expenses incurred by the Initial Purchaser in connection with the transaction contemplated by this Agreement and (x) any other fees and expenses payable to the Initial Purchaser under the engagement letter between the Company and the Initial Purchaser;

(i) while the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to the purchasers and any holder of Securities in connection with any sale thereof and any prospective purchaser of Securities and securities analysts, in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act (or any successor thereto);

(j) the Company will not take any action prohibited by Regulation M under the Exchange Act, in connection with the distribution of the Securities contemplated hereby;

(k) none of the Company, any of its affiliates (as defined in Rule 501(b) under the Securities Act) or any person acting on behalf of the Company or such affiliate will solicit any offer to buy or offer or sell the Securities or the Underlying Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

(l) none of the Company, any of its affiliates (as defined in Rule 501(b) under the Securities Act) or any person acting on behalf of the Company or such affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which will be integrated with the sale of the Securities or the Underlying Securities in a manner which would require the registration under the Securities Act of the Securities or Underlying Securities, and the Company will use its reasonable best efforts to assure that its offerings of other securities will not be integrated for purposes of the Securities Act with the offering contemplated hereby;

(m) the Company will execute and deliver the Registration Rights Agreement in the form previously agreed upon and will comply with the provisions and obligations of the Registration Rights Agreement as required herein;

(n) the Company will use its reasonable best efforts to cause the Securities to be eligible for trading on PORTAL;

(o) the Company will reserve and keep available at all times, free of pre-emptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy all obligations to issue the Underlying Securities upon conversion of the Securities;

(p) except for such documents that are publicly available on the Commission’s Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), the Company shall furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Final Memorandum), to make available to its security holders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

(q) the Company shall comply with all agreements set forth in the representation letter of the Company to DTC relating to the approval of the Securities by DTC for “book-entry” transfer; and

(r) the Company shall advise the Initial Purchaser promptly, and, if requested by the Initial Purchaser, confirm such advice in writing, of the issuance by any state securities commission of any stop order suspending the qualification or exemption of any of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, and shall use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any of the Securities under any state securities or Blue Sky laws, and if, at any time, any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any of the Securities under any state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

6. Conditions to the Initial Purchaser’s Obligations. The obligations of the Initial Purchaser hereunder to purchase the Securities on the Closing Date are subject to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) the representations and warranties of the Company contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date and the Company shall have complied with all agreements on its part to be performed or satisfied hereunder at or prior to the Closing Date;

(b) No injunction, restraining order or order of any nature by a governmental authority shall have been issued as of the Closing Date that would prevent or materially interfere with the consummation of the transactions contemplated by this Agreement; and no stop order suspending the qualification or exemption from qualification of any of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or, to the knowledge of the Company after due inquiry, be pending or contemplated as of the Closing Date. No action shall have been taken and no law shall have been enacted, adopted or issued that would, as of the Closing Date, prevent the consummation of the Offering or any of the transactions contemplated under this Agreement. No proceeding by a governmental authority shall be pending or, to the knowledge of the Company after due inquiry, threatened other than proceedings that (i) if adversely determined would not, individually or in the aggregate, adversely affect the issuance or marketability of the Securities, and (ii) would not, individually or in the aggregate, have a Material Adverse Effect.

(c) Subsequent to the respective dates as of which data and information is given in the Time of Sale Information and the Final Memorandum, there shall not have been (i) any Material Adverse Effect, (ii) any material change in the capital stock or long-term debt of the Company, or any of its subsidiaries or any change, or any development involving a prospective material change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company, and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Time of Sale Information and the Final Memorandum, or (iii) the suspension or material limitation of trading in the Common Stock of the Company on the American Stock Exchange, the effect of which , in any case described in clause (i) or (ii), in the judgment of the Initial Purchaser makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the Closing Date on the terms and in the manner contemplated in the Time of Sale Information and the Final Memorandum;

(d) the Initial Purchaser shall have received on and as of the Closing Date a certificate of an executive officer of the Company, with specific knowledge about the Company’s financial matters, reasonably satisfactory to the Initial Purchaser to the effect set forth in Sections 6(a) and 6(b) and to the further effect that to the best of such officer’s knowledge there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Information and the Final Memorandum;

(e) Akin Gump Strauss Hauer & Feld LLP, outside counsel for the Company, shall have furnished to the Initial Purchaser their written opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, to the effect that:

(i) the Company is validly existing as a corporation in good standing under the laws of the State of Delaware, with all requisite corporate power to enter into and perform its obligations under this Agreement and the Registration Rights Agreement;

(ii) this Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery of the other parties thereto, each constitutes a valid and binding obligation of the Company, enforceable against the Company, in accordance with its terms under the laws of the State of New York, except as limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, moratorium, reorganization and other similar laws of general application affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and, as to rights of indemnification, to principles of public policy or federal or state securities laws relating thereto;

(iii) the Securities have been duly authorized, issued and delivered by the Company and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, moratorium, reorganization and other similar laws of general application affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

(iv) the Underlying Securities reserved for issuance upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights under the Company’s Certificate of Incorporation or Bylaws or under the Delaware General Corporation Law; and the Underlying Securities conform in all material respects to the descriptions thereof in the Time of Sale Information and the Final Memorandum;

(v) no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities, the issuance by the Company of the Underlying Securities upon conversion of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Registration Rights Agreement, except (A) if applicable, the shelf registration statement required to become effective with the Commission be filed under the Registration Rights Agreement and (B) such as have been obtained and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or by the rules and regulations of the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Securities by the Initial Purchaser and except where failure to obtain such consent, approval, authorization, order, registration or qualification would not have a Material Adverse Effect (such counsel need express no opinion in this subparagraph (v) as to compliance with the registration provisions of the Securities Act in relation to the Securities);

(vi) assuming the accuracy of the representations and warranties in this Agreement and the compliance by the Company and the Initial Purchaser with their respective covenants and agreements contained therein, no registration of the Securities or the Underlying Securities under the Securities Act is required for (A) the offer, sale and delivery of the Securities to the Initial Purchaser pursuant to this Agreement or (B) the initial resale of the Securities by the Initial Purchaser in the manner contemplated by this Agreement and the Time of Sale Information;

(vii) when the Securities are issued and delivered pursuant to this Agreement, none of the Securities will be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system;

(viii) the statements set forth in the Time of Sale Information and the Final Memorandum under the captions “Description of Capital Stock” and “U.S. Federal Income Tax Considerations,” insofar as they constitute a summaries of the legal matters, documents or proceedings referred to therein, fairly present, in all material respects, the information called for with respect to such legal matters, documents or proceedings;

(ix) the issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Registration Rights Agreement and this Agreement with respect to the Securities and the consummation of the transactions contemplated herein and therein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument which is attached or incorporated by reference as an exhibit to the Company’s annual report on Form 10-K for the year ended December 31, 2005 or any amendment thereto on Form 10-K/A (the “Annual Report”), any subsequent quarterly report on Form 10-Q, or any Item 1.01 of any Form 8-K filed subsequent to the Annual Report or (ii) result in any violation of the provisions of the Certificate of Incorporation or Bylaws of the Company, or (iii) result in a violation of, to the knowledge of such counsel, any order of any court or governmental agency or body having jurisdiction over the Company or any of their subsidiaries or any of their properties (except that such counsel need express no opinion with respect to compliance with the anti-fraud or similar provisions of any law, rule or regulation), except in the case of clauses (i) and (iii) for such breaches or violations that could not reasonably be expected to have a Material Adverse Effect or that could violate public policy relating thereto; and

(x) each document incorporated by reference in the Time of Sale Information and the Final Memorandum (other than the financial statements, including the notes thereto, and financial statement schedules and other financial, statistical and accounting information included therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, appear on their face to be appropriately responsive in all material respects to the requirements of the Exchange Act;

In addition, such counsel’s opinion shall include a statement (but not an opinion) as to the following:

Because the primary purpose of such counsel’s professional engagement was not to establish or confirm factual matters or financial, accounting or statistical information, and because many determinations involved in the preparation of the Time of Sale Information and the Final Memorandum are of a wholly or partially non-legal character, other than in subparagraph (viii), such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Time of Sale Information and the Final Memorandum, and such counsel makes no representation that it has independently verified the accuracy, completeness or fairness of such statements.

However, in the course of such counsel’s acting as counsel to the Company in connection with the preparation of the Time of Sale Information and the Final Memorandum, such counsel has reviewed the Time of Sale Information and the Final Memorandum and has participated in conferences and telephone conversations with representatives of the Company, representatives of the Initial Purchaser’s counsel, representatives of the independent public accountants for the Company and representatives of the Initial Purchaser, during which conferences and conversations the contents of the Time of Sale Information and the Final Memorandum and related matters were discussed.

Based on such counsel’s participation in such conferences and conversations, such counsel’s review of the documents described above, such counsel’s understanding of the U.S. federal securities laws and the experience such counsel has gained in its practice thereunder, such counsel shall advise the Initial Purchaser that it has no reason to believe that (i) the Final Memorandum, or any amendment or supplement thereto, as of its date or as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) the Time of Sale Information, as of the date of this Agreement or as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel expresses no opinion as to the financial statements or other financial data or statistical data (including, without limitation, statistical data with respect to oil and gas reserves or production data) contained in the Time of Sale Information or the Final Memorandum.

(f) Nicolas J. Evanoff, Esq., Vice President and General Counsel of the Company, shall have furnished to the Initial Purchaser his written opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, to the effect that:

(i) the Company has all requisite corporate power and authority to own its properties and conduct its business as described in the Time of Sale Information and Final Memorandum;

(ii) the Company has an authorized capitalization as set forth in the Time of Sale Information and Final Memorandum and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non assessable;

(iii) the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or in good standing in any such jurisdiction would not have a Material Adverse Effect;

(iv) except as set forth in the Time of Sale Information and the Final Memorandum, all of the issued and outstanding membership or other equity interests of each material subsidiary of the Company are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; and

(v) to such counsel’s knowledge and other than as set forth in the Time of Sale Information, the Final Memorandum or the documents incorporated by reference therein, there are no legal or governmental proceedings pending to which the Company, or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to such counsel’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(g) on the date hereof and also on the Closing Date, UHY Mann Frankfort Stein & Lipp CPAs, LLP and the firm of John A. Braden & Company, P.C. shall have furnished to the Initial Purchaser letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to you, containing statements and information of the type customarily included in accountants “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Preliminary Memorandum and the Final Memorandum;

(h) the Initial Purchaser shall have received on and as of the Closing Date an opinion of Vinson & Elkins L.L.P., counsel to the Initial Purchaser, in form and substance reasonably satisfactory to it;

(i) the “lock-up” agreements, each substantially in the form of Exhibit A hereto, between you and the officers and directors of the Company identified on Exhibit A-1 relating to sales and certain other dispositions of shares of Common Stock or certain other securities shall be in full force and effect on the Closing Date;

(j) the Underlying Securities shall have been approved for listing on the American Stock Exchange, to the extent required by such exchange, subject only to notice of issuance;

(k) the Securities shall have been approved for trading on PORTAL, subject only to notice of issuance at or prior to the time of purchase;

(l) the Initial Purchaser shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Company;

(m) on or prior to the Closing Date the Company shall have furnished to the Initial Purchaser such further certificates and documents as the Initial Purchaser or its counsel shall reasonably request;

(n) on or prior to the Closing Date, the Company shall have consummated its concurrent private placement of 70,000 shares of its 15% Senior Redeemable Convertible Preferred Stock; and

(o) on the Closing Date, the Company shall have paid to the Initial Purchaser a fee in the amount equal to 5.5% of the gross purchase price of Securities sold in a private placement conducted concurrently with the offering contemplated by this Agreement, which fee may be paid in whole or in part with the proceeds of the sale of the Securities hereunder, and shall have delivered to the Initial Purchaser warrants in the name of the Initial Purchaser to purchase 110,000 shares of the Company’s Common Stock at an exercise price equal to $3.23 per share and otherwise containing terms to which the Initial Purchaser and the Company shall have agreed, consistent with the terms described in the engagement letter between the Company and the Initial Purchaser.

7. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless the Initial Purchaser, its directors, officers and employees, and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities of any kind to which the Initial Purchaser, or such director, officer, employee or controlling person may become subject under the Securities Act, the Exchange Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which may not be unreasonably withheld, delayed or conditioned), insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i) any untrue statement or alleged untrue statement of any material fact contained in the Time of Sale Information, or the Final Memorandum (in each case, including the documents incorporated by reference therein), or any amendment or supplement thereto or in any other materials or information provided to investors by, or with the written approval of, the Company in connection with the Offering, including any road show or investor presentations made to investors by the Company (whether in person or electronically) (“Marketing Materials”);

(ii) the omission or alleged omission to state, in the Time of Sale Information or the Final Memorandum (in each case, including the documents incorporated by reference therein) or any amendment or supplement thereto, or in any Marketing Materials, a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or

(iii) any breach by the Company of any representation, warranty or agreement set forth herein or breach of applicable law.

(b) and, subject to the provisions hereof, will reimburse, as incurred, the Initial Purchaser, and each such director, officer, employee and controlling person for any legal or other expenses incurred by the Initial Purchaser or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof; provided, however, the Company will not be liable in any such case to the extent (but only to the extent) that a court of competent jurisdiction shall have determined by a final, unappealable judgment that such loss, claim, damage or liability resulted solely from any untrue statement or alleged untrue statement or omission or alleged omission made in the Time of Sale Document or the Final Memorandum or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser specifically for use therein, it being understood and agreed that the only such information furnished by the Initial Purchaser to the Company consists of the information described in subsection (c) below. The indemnity agreement set forth in this Section 7 shall be in addition to any liability that the Company may otherwise have to the indemnified parties.

(c) The Initial Purchaser agrees to indemnify and hold harmless each of the Company, its directors, officers and employees and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer, employee or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as a court of competent jurisdiction shall have determined by a final, unappealable judgment that such losses, claims, damages or liabilities (or actions in respect thereof) have resulted solely from (i) any untrue statement or alleged untrue statement of any material fact contained in the Time of Sale Information or the Final Memorandum or any amendment or supplement thereto or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Time of Sale Information or the Final Memorandum or any amendment or supplement thereto or necessary to make the statements therein not misleading, in each case to the extent (but only to the extent) that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its agents by the Initial Purchaser specifically for use therein; and will reimburse, as incurred, any legal or other expenses incurred by the Company or any such director, officer, employee or controlling person in connection with any such loss, claim, damage, liability or action in respect thereof. The Company hereby acknowledges that the only information that the Initial Purchaser has furnished to the Company or its agents specifically for use in the Time of Sale Information or the Final Memorandum or any amendment or supplement thereto, are the statements set forth in the fourth and sixth (third and fourth sentences only) paragraphs under the caption “Plan of Distribution” in the Preliminary Memorandum and the Final Memorandum. This indemnity agreement will be in addition to any liability that the Initial Purchaser may otherwise have to the indemnified parties.

(d) As promptly as reasonably practicable after receipt by an indemnified party under this Section 7 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 7, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve such indemnifying party from any liability under subsection (a) or (b) above unless and only to the extent it is materially prejudiced as a result thereof and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in subsection (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties at the expense of the indemnifying party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party (acting reasonably) of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchaser in the case of subsection (a) of this Section 7 or the Company in the case of subsection (b) of this Section 7, representing the indemnified parties under such subsection (a) or subsection (b), as the case may be, who are parties to such action or actions), (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 7, in which case the indemnified party may effect such a settlement without such consent.

(e) No indemnifying party shall be liable under this Section 7 for any settlement of any claim or action (or threatened claim or action) effected without its written consent, which shall not be unreasonably withheld, but if a claim or action is settled with its written consent, or if there be a final judgment for the plaintiff with respect to any such claim or action, each indemnifying party jointly and severally agrees, subject to the exceptions and limitations set forth above, to indemnify and hold harmless each indemnified party from and against any and all losses, claims, damages or liabilities (and legal and other expenses as set forth above) incurred by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement or compromise of any pending or threatened proceeding in respect of which the indemnified party is or could have been a party, or indemnity could have been sought hereunder by the indemnified party, unless such settlement (i) includes an unconditional written release of the indemnified party, in form and substance reasonably satisfactory to the indemnified party, from all liability on claims that are the subject matter of such proceeding and (ii) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the indemnified party.

(f) In circumstances in which the indemnity agreement provided for in the preceding subsections of this Section 7 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party, on the other, from the transaction contemplated by this Agreement or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties, on the one hand, and the indemnified party, on the other, in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company, on the one hand, and the Initial Purchaser, on the other, shall be deemed to be in the same proportion as the total proceeds from the transaction contemplated by this Agreement (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Initial Purchaser, on the other, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances.

(g) The Company and the Initial Purchaser agree that it would not be equitable if the amount of such contribution determined pursuant to the immediately preceding subsection (f) were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of the immediately preceding subsection (f). Notwithstanding any other provision of this Section 7, the Initial Purchaser shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omission or alleged omission to state a material fact. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of the immediately preceding subsection (f), each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchaser, and each director, officer and employee of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

8. Effectiveness; Defaulting Initial Purchaser. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date the Initial Purchaser fails or refuses to purchase the Securities, this Agreement shall terminate. The Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Final Memorandum or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve the Initial Purchaser from liability in respect of any default under this Agreement.

9. Termination. The Initial Purchaser may terminate this Agreement at any time prior to the Closing Date by written notice to the Company if any of the following has occurred:

(a) since the date hereof, any Material Adverse Effect or development expected to result in a prospective Material Adverse Effect that could, in the Initial Purchaser’s reasonable judgment, be expected to make it impracticable or inadvisable to proceed with the offering or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Information and the Final Memorandum;

(b) the failure of the conditions contained in Section 6 hereof to be satisfied on or prior to the Closing Date;

(c) any outbreak or escalation of hostilities or other national or international calamity or crisis, including acts of terrorism, or material adverse change or disruption in economic conditions in, or in the financial markets of, the United States (it being understood that any such change or disruption shall be relative to such conditions and markets as in effect on the date hereof), if the effect of such outbreak, escalation, calamity, crisis, act or material adverse change in the economic conditions in, or in the financial markets of, the United States could be reasonably expected to make it, in the Initial Purchaser’s judgment, impracticable or inadvisable to market or proceed with the offering or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Information and the Final Memorandum;

(d) trading in the Company’s Common Stock shall have been suspended by the Commission or the American Stock Exchange or the suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Market or any setting of limitations on prices for securities on any such exchange;

(e) the enactment, publication, decree or other promulgation after the date hereof of any applicable law that in the Initial Purchaser’s counsel’s reasonable opinion materially and adversely affects, or could be reasonably expected to materially and adversely affect, the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole;

(f) any securities of the Company shall have been downgraded or placed on any “watch list” for possible downgrading by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; or

(g) the declaration of a banking moratorium by any governmental authority; or the taking of any action by any governmental authority after the date hereof in respect of its monetary or fiscal affairs that in the Initial Purchaser’s opinion could reasonably be expected to have a material adverse effect on the financial markets in the United States or elsewhere.

10. Reimbursement. If this Agreement shall fail to close because of a condition not being met because of any failure or refusal on the part of the Company to comply with the terms of this Agreement or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Initial Purchaser’s obligations cannot be fulfilled, the Company agrees to reimburse the Initial Purchaser for all out of pocket expenses (including the reasonable fees and expenses of its counsel) incurred in connection with this Agreement or the offering contemplated hereunder.

11. Parties. This Agreement shall inure to the benefit of and be binding upon the Company, the Initial Purchaser, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from the Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchaser shall be given to Jefferies & Company, Inc., 520 Madison Avenue, New York, New York 10022. Notices to the Company shall be given to it at Transmeridian Exploration Incorporated, Attention: Nicolas J. Evanoff, 397 N. Sam Houston Parkway E., Suite 300, Houston, Texas 77060.

13. Survival of Representations and Indemnities. The representations and warranties, covenants, indemnities and contribution and expense reimbursement provisions and other agreements, representations and warranties of the Company set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser and (ii) acceptance of the Securities, and payment for them hereunder.

14. Governing Law. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY (I) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN ANY SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY; AND (II) WAIVES (A) ITS RIGHT TO A TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE INITIAL PURCHASER AND FOR ANY COUNTERCLAIM RELATED TO ANY OF THE FOREGOING AND (B) ANY OBLIGATION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

15. Counterparts. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall be effective as delivery of the original thereof.

If the foregoing is in accordance with your understanding, please sign and return seven counterparts hereof.

Very truly yours,

TRANSMERIDIAN EXPLORATION INCORPORATED

By:	/s/ Earl W. McNiel
Earl W. McNiel
Vice President and Chief Financial Officer

The foregoing Purchase Agreement

is hereby confirmed and accepted

as of the date first above written.

JEFFERIES & COMPANY, INC.

By:	JEFFERIES & COMPANY, INC.

By:	/s/ David H. Pritchard
Name:	David H. Pritchard
Title:	Managing Director – Equity Capital Markets

SCHEDULE I

Time of Sale Information

The Final Offering Memorandum, dated as of the date hereof, and delivered to prospective purchasers of the Securities prior to the Time of Sale.

EXHIBIT A

[FORM OF LOCK-UP LETTER]

November 28, 2006

Jefferies & Company, Inc.

520 Madison Avenue

New York, NY 10022

Dear Sirs:

The undersigned understands that Jefferies & Company, Inc. (“Jefferies”) proposes to enter into a Purchase Agreement (“Purchase Agreement”) with Transmeridian Exploration Incorporated, a Delaware corporation (the “Company”), providing for the offering (the “Offering”) by Jefferies (the “Initial Purchaser”), of Senior Redeemable Convertible Preferred Stock (the “Securities”). The Securities will be convertible into shares of common stock of the Company, par value $0.0006 per share (the “Common Stock”).

To induce the Initial Purchaser in the Offering to continue its efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of the Initial Purchaser, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final offering memorandum relating to the Offering (the “Final Memorandum”), (1) offer, pledge, sell contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

The restrictions set forth in the immediately preceding paragraph shall not apply to (a) transfers of Common Stock by bona fide gift, will or intestacy, including without limitation transfers by gift, will or intestacy to family members of the undersigned or to a settlement or trust, established under the laws of any country for the direct or indirect benefit of the undersigned, (b) transfers or sales of Common Stock pursuant to a plan complying with Rule 10b5-1 of the Regulations of the Securities Exchange Act of 1934, as amended, that has been entered into by the undersigned prior to the date of this Letter Agreement or (c) the delivery by the undersigned of any shares of Common Stock to satisfy any margin call under any financing arrangement to which the undersigned is a party at the date hereof; provided, however, that in the event of any transfer pursuant to clause (a), the transferee shall enter into a lock-up agreement substantially in the form of this Letter Agreement covering the remainder of the 90-day period referred to herein. In

A-1

addition, the undersigned agrees that, without the prior written consent of the Initial Purchaser, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Final Memorandum, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Letter Agreement during the restricted period, it will give notice thereof to the Chief Financial Officer and the Chief Executive Officer of the Company (the “Authorized Officers”) and will not consummate such transaction or take any such action unless it has received written confirmation from one of the Authorized Officers that such action is permitted under this Letter Agreement. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

The undersigned understands that the Company and the Initial Purchaser are relying upon this Letter Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Letter Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any offering will only be made pursuant to a Purchase Agreement, the terms of which are subject to negotiation between the Company and the Initial Purchaser.

Very truly yours,

(Name)

(Address)

A-2

EXHIBIT A-1

PERSONS SUBJECT TO LOCK-UP

Each Director and Executive Officer of the Company.

A-1-1